                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 MARCH 18, 2003


                             BOSTON PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)




         DELAWARE                      1-13087                  04-2473675
(State or other jurisdiction      (Commission File           (I.R.S. employer
     of incorporation)                 Number)              Identification No.)



                              111 HUNTINGTON AVENUE
                           BOSTON, MASSACHUSETTS 02199
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (617) 236-3300

         Boston Properties, Inc. (the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

ITEM 9. REGULATION FD DISCLOSURE

         In connection with the Salomon Smith Barney 2003 REIT CEO Conference representatives of Boston Properties, Inc. participated in a panel discussion with investors and analysts at which they discussed information previously made public. During the question-and-answer portion held on March 18, 2003, Company representatives provided the following additional details with respect to the Company's progress in leasing its Times Square Tower property in New York City:

         The rent on the approximately 200,000 square feet leased to O'Melveny & Meyers was only slightly below our initial pro-forma assumptions.

         The Company is in discussions with three additional prospects, each of which is in the market for approximately 300,000 square feet.

         A full replay of the presentation will be available by dialing 402-220-0737.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 19, 2003                   BOSTON PROPERTIES, INC.

                                       /s/ Douglas T. Linde
                                       --------------------------------------
                                       By: Douglas T. Linde
                                           Chief Financial Officer